Exhibit 99.1

Company Contact:
Charles R. Daniel, III
Chief Financial Officer
(314) 621‑0699
Final for Release
Investor Contacts:
ICR, Inc.
Allison Malkin/Jane Thorn Leeson
(203) 682-8225/(646) 277-1223

BAKERS FOOTWEAR RECEIVES LETTER FROM NASDAQ

REGARDING MINIMUM STOCKHOLDERS EQUITY REQUIREMENT

ST. LOUIS, Mo. December 18, 2009 – Bakers Footwear Group, Inc. (Nasdaq: BKRS), a leading specialty retailer of moderately priced fashion footwear for young women, announced that on December 14, 2009, the Company received a Staff Deficiency letter from The Nasdaq Stock Market (Nasdaq) informing the Company that, based on the Company’s Form 10-Q filed on December 9, 2009, the Company does not meet the $2,500,000 minimum stockholders’ equity required for continued listing on The Nasdaq Capital Market (Capital Market) by Marketplace Rule 5550(b)(1).  The Nasdaq letter has no immediate effect on the listing of the Company’s common stock.

Nasdaq rules provide the Company with 15 calendar days (until December 29, 2009) to submit a plan to regain compliance with the $2,500,000 minimum stockholders’ equity standard.  If the plan is accepted, Nasdaq may grant an extension of up to 105 calendar days from the date of the deficiency letter to regain compliance.  If compliance cannot be demonstrated within the extension period, or if Nasdaq determines that the Company’s plan is not sufficient to achieve compliance, it may provide written notice that the Company’s common stock is subject to delisting from the Capital Market.  At such time, the Company may request a hearing before a Nasdaq hearings panel.  In such an event, the Company’s common stock would remain listed on the Capital Market pending a final determination by the panel.

The Company intends to submit its compliance plan to Nasdaq by December 29, 2009 and believes it will regain compliance with the Nasdaq minimum stockholders’ equity requirement  at the end of fiscal year 2009.  Based on the Company’s business plan, the Company expects to have net income greater than $6,000,000 in its fiscal fourth quarter.  The Company’s Quarterly Report on Form 10-Q and the Company’s Annual Report on Form 10-K disclose additional information regarding its business plan and provide additional disclosure regarding the risks of the Company’s current liquidity situation and its ability to comply with its financial covenants.

Previously, as announced on September 18, 2009, the Company received notice from Nasdaq that it does not satisfy the $1.00 minimum bid price requirement for continued listing on the Nasdaq Capital Market.  The Company has until March 15, 2010 to demonstrate compliance with the minimum bid requirement.

About Bakers Footwear Group, Inc.

Bakers Footwear Group, Inc. is a national, mall-based, specialty retailer of distinctive footwear and accessories for young women.  The Company’s merchandise includes private label and national brand dress, casual and sport shoes, boots, sandals and accessories.  The Company currently operates over 240 stores nationwide.  Bakers’ stores focus on women between the ages of 16 and 35.  Wild Pair stores offer fashion-forward footwear to both women and men between the ages of 17 and 29.

THIS PRESS RELEASE CONTAINS FORWARD-LOOKING STATEMENTS (WITHIN THE MEANING OF SECTION 27(A) OF THE SECURITIES ACT OF 1933 AND SECTION 21(E) OF THE SECURITIES EXCHANGE ACT OF 1934).  BAKERS FOOTWEAR HAS NO DUTY TO UPDATE SUCH STATEMENTS.  ACTUAL FUTURE EVENTS AND CIRCUMSTANCES COULD DIFFER MATERIALLY FROM THOSE SET FORTH IN THIS STATEMENT DUE TO VARIOUS FACTORS.  FACTORS THAT COULD CAUSE THESE CONDITIONS NOT TO BE SATISFIED INCLUDE INABILITY TO SATISFY NASDAQ LISTING REQUIREMENTS, INABILITY TO SATISFY DEBT COVENANTS, MATERIAL DECLINES IN SALES TRENDS AND LIQUIDITY, MATERIAL CHANGES IN CAPITAL MARKET CONDITIONS OR IN BAKERS FOOTWEAR’S BUSINESS, PROSPECTS, RESULTS OF OPERATIONS OR FINANCIAL CONDITION, AND OTHER RISKS AND UNCERTAINTIES, INCLUDING THOSE DETAILED IN BAKERS FOOTWEAR’S MOST RECENT ANNUAL REPORT ON FORM 10-K AND OUR MOST RECENT QUARTERLY REPORTS ON FORM 10-Q, INCLUDING THOSE DISCUSSED IN “RISK FACTORS,” IN “MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL POSITION AND RESULTS OF OPERATIONS” AND IN NOTE 2 TO THE FINANCIAL STATEMENTS IN THESE REPORTS, AND IN BAKERS FOOTWEAR’S OTHER FILINGS WITH THE SECURITIES AND EXCHANGE COMMISSION.